Exhibit 10.4

                 PLEDGE, SECURITY AND INDEMNIFICATION AGREEMENT


                  THIS PLEDGE, SECURITY AND INDEMNIFICATION AGREEMENT ("this Agreement"), dated as of March 1, 1997, is made by and among NEOSE TECHNOLOGIES, INC. (the Borrower), CORESTATES BANK, N.A. (the "Bank"), and JEFFERSON BANK (the "Participating Bank").

                                    RECITALS

         A. The Borrower has requested the Participating Bank to enter into a Participation and Reimbursement Agreement with the Bank, dated as of March 1, 1997 (the "Participating Bank Agreement"), pursuant to which the Bank has agreed to issue the Letter of Credit (as defined in the Participating Bank Agreement) to Dauphin Deposit Bank and Trust Company, as Trustee, for the account of the Participating Bank and for the benefit of the Borrower in order to support certain payments with respect to the Bonds described in the Participating Bank Agreement issued for the benefit of the Borrower (the "Bonds").

         B. It is a condition precedent under the Participating Bank Agreement to the obligation of the Bank to issue the Letter of Credit and for the Participating Bank to enter into the Participating Bank Agreement that the Borrower shall have executed and delivered this Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Bank to issue the Letter of Credit and to induce the Participating Bank to enter into the Participating Bank Agreement and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

                  Section 1. Defined Terms. Terms defined in the Participating Bank Agreement shall have the same meanings when used in this Agreement, and the rules of interpretation set forth in Sections 1.1 and 1.3 of the Participating Bank Agreement shall apply to this Agreement.

                  Section 2. Pledge. The Borrower pledges, assigns, transfers, hypothecates and delivers to the Bank and the Participating Bank, as their interests appear herein, all its right, title and interest in and to the Pledged Bonds and grants to the Bank a first priority lien upon and security interest in, and to the Participating Bank a second priority lien upon and security interest in, the Pledged Bonds as the same may be from time to time delivered to the Trustee as agent for the Bank and/or the Participating Bank and in all proceeds of such Pledged Bonds and, subject to the prior rights of the holders of the Bonds, all of the Borrower's rights, title and interest in and to all funds and investments thereof and all other property now or hereafter held by the Trustee under the Indenture (collectively, the "Collateral"), all as collateral security for the prompt and complete payment when due of all amounts due from the Participating Bank to the Bank under or in respect of the Participating Bank Agreement, and from the Borrower to the Participating Bank under the Reimbursement Agreement (collectively, the "Obligations"). The Borrower hereby consents to the Trustee acting as the agent of the Bank and/or the Participating Bank for the


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purpose of perfecting the lien and security interest of this Agreement and of holding the Collateral for the benefit of the Bank and the Participating Bank pursuant to the Indenture.

                  Section 3. Payments on the Bonds. If, while this Agreement is in effect, the Borrower shall become entitled to receive or shall receive any interest or other payment in respect of the Pledged Bonds, the Trustee will hold the same in trust on behalf of the Bank and the Participating Bank and deliver the same forthwith to the Bank or, upon notice from the Bank, which notice the Bank agrees to give so long as no event of default exists under the Participating Bank Agreement, to the Participating Bank. The Borrower hereby authorizes the Trustee to hold and receive on the Bank's and/or Participating Bank's behalf and to deliver forthwith to the Bank or upon such notice from the Bank, to the Participating Bank, any payment received by it in respect of the Pledged Bonds (including the proceeds of any remarketing of the Pledged Bonds). All such payments in respect of the Pledged Bonds which are paid to the Bank or the Participating Bank shall be credited against the Obligations in accordance with the terms of the Participating Bank Agreement and the Reimbursement Agreement.

                  Section 4. Release of Pledged Bonds. Neither the Bank nor the Participating Bank, as the case may be, shall release from the lien and security interest of this Agreement any Pledged Bonds that are being remarketed pursuant to Section 4.05 of the Indenture or that are to be delivered to the Trustee, unless the Bank or the Participating Bank, as the case may be, by wire transfer, has been or is being reimbursed in respect of the principal and, if applicable, interest amounts of the Liquidity Drawing related to the purchase of such Pledged Bonds in a manner which will permit the reinstatement of the Principal Component and Interest Component in respect of such Pledged Bonds in accordance with the terms of the Letter of Credit.

                  Section 5. Representations and Warranties. The Borrower represents and warrants that: (a) on the date of delivery of the Pledged Bonds to the Bank, no other Person (other than the Participating Bank which has a subordinated lien on the Pledged Bonds) shall have any right, title or interest in and to the Pledged Bonds, other than as securities depository or trustee; (b) the Borrower has, and on the date of delivery of any of the Pledged Bonds hereunder will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; (c) in connection with the delivery of Pledged Bonds hereunder, Borrower shall take all steps reasonably required by Bank to ensure that the pledge, assignment and delivery of the Pledged Bonds pursuant to this Agreement will create a valid first lien and security interest on, and a first perfected security interest in, all right, title and interest of the Borrower in and to the Pledged Bonds and the proceeds thereof, subject to no prior lien and security interest on the property or assets of the Borrower which would include the Pledged Bonds; and (d) the Borrower makes each of the representations and warranties in the Loan Agreement and Related Documents to and for the benefit of the Bank and the Participating Bank as if the same were set forth in full herein. Unless the Borrower shall have previously advised the Bank and the Participating Bank in writing that one or more of the above statements is no longer true in all material respects, the Borrower shall be deemed to have represented and


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warranted to the Bank and the Participating Bank on each Drawing Date that the statements contained herein are true and correct in all material respects.

                  Section 6. Rights of the Bank and the Participating Bank. Neither the Bank nor the Participating Bank (in its capacity as pledgee hereunder) shall be liable for any failure to collect or realize upon all or any part of the Obligations or any collateral security (including the Collateral) or guarantee for the Obligations, or for any delay in so doing nor shall either the Bank or the Participating Bank be under any obligation to take any action whatsoever with regard to the Obligations or any such collateral security or guarantee. If an Event of Default has occurred and is continuing, the Bank may, or following payment to the Bank of all of the obligations due to the Bank under the Participating Bank Agreement the Participating Bank may, without notice, exercise all rights, privileges or options pertaining to any Pledged Bonds as if it were the absolute owner of such Pledged Bonds (except, however, sell Pledged Bonds if either (a) the Principal Component and the Interest Component of the Letter of Credit have not been reinstated in accordance with its terms, or (b) it has not secured an acknowledgment from the purchaser of such Pledged Bonds that such Pledged Bonds are not secured by the Letter of Credit), upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but neither the Bank nor the Participating Bank shall have any duty to exercise any of those rights, privileges or options nor shall they be responsible for any failure to do so or delay in so doing.

                  Section 7. Remedies. In addition to their other rights and remedies under this Agreement, the Participating Bank Agreement, the Reimbursement Agreement and the Related Documents, the Bank and the Participating Bank shall have all of the rights and remedies of a secured party under the Pennsylvania Uniform Commercial Code or other applicable law with respect to the security interests created by this Agreement.

                  Section 8. Further Assurances. The Borrower agrees that at any time and from time to time upon the written request of the Bank or the Participating Bank, the Borrower will execute and deliver such further documents and do such further acts and things as the Bank and/or the Participating Bank may reasonably request in order to effect the purposes of this Agreement.

                  Section 9. Indemnification. In consideration for the Bank's issuance of the Letter of Credit and the Participating Bank's entering into the Participating Bank Agreement, to the fullest extent permitted by law, the Borrower agrees to indemnify and hold harmless the Bank and the Participating Bank and their respective officers, directors, employees and agents from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which such indemnified party may incur (or which may be claimed against such indemnified party by any Person) by reason of (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Placement Memorandum or the Preliminary Placement Memorandum or the omission or alleged omission to state in the Placement Memorandum or the Preliminary Placement Memorandum a material fact necessary to make


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such statements, with respect to information furnished in writing by the
Borrower expressly for use in the Placement Memorandum or the Preliminary Placement Memorandum, all in the light of the circumstances under which they are or were made, not misleading with respect to the Bonds, the Preliminary Placement Memorandum or the Placement Memorandum; (b) the issuance, sale or delivery of the Bonds; (c) the use of the proceeds of the Bonds or any Drawing; or (d) in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit; provided, however, that the Borrower shall not be required to indemnify the Bank or the Participating Bank for any claims, damages, losses, liabilities, costs, or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the Bank or the Participating Bank in performing their respective obligations under this Agreement and the Letter of Credit or (ii) incurred by reason of any untrue or misleading statement contained, or any omission to state any material fact, in information furnished in writing by the Bank expressly for use in the Placement Memorandum or Preliminary Placement Memorandum. The Borrower, upon demand by any party indemnified or intended to be indemnified pursuant to this
Section 9 at any time, shall reimburse such party for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing. If any action, suit or proceeding arising from any of the foregoing is brought against any party indemnified or intended to be indemnified pursuant to this Section 9, the Borrower, to the extent determined by such party as necessary or advisable in order to protect the rights of such party in connection with such action, suit or proceeding, will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by the Borrower (which counsel shall be satisfactory to such party); provided, however, that the Borrower shall not be required to settle any such action without its consent, which consent shall not be unreasonably withheld.

                  Section 10. Notices. All notices, requests and other communications to any party hereunder shall be in writing, unless otherwise specified, and shall be given to such party, addressed to it, at its address or facsimile number set forth below or such other address or facsimile number as such party may specify for the purpose by notice to the other parties. Each such notice, request or communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified below, (b) if given by mail five (5) days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified below:

          Party                 Address
          -----                 --------
          Bank:                 CoreStates Bank, N.A.
                                1345 Chestnut Street
                                PNB Building, 5th Floor
                                F.C. 1-1-5-22
                                Philadelphia, PA 19101
                                Attn:  Global Financial Institutions
                                Facsimile: 215-973-8432


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         Participating Bank:   Jefferson Bank
                               1607 Walnut Street
                               Philadelphia, PA 19103
                               Attn: Kenneth R. Frappier, Senior Vice President
                               Facsimile: 215-564-6820

         Borrower:             Neose Technologies, Inc.
                               102 Witner Road
                               Horsham, PA 19044
                               Attn: P. Sherrill Neff, President
                               Facsimile: 215-444-5896

         with copies to:       Ballard Spahr Andrews & Ingersoll
                               1735 Market Street, 51st Floor
                               Philadelphia, PA   19103
                               Attn:  Lynn Axelroth, Esquire
                               Facsimile: 215-864-8999

         Trustee:              Dauphin Deposit Bank and Trust Company
                               213 Market Street
                               Harrisburg, PA 17107
                               Attn:  Corporate Trust Group,
                                      Mail Code No. 001-01-02
                               Facsimile: 717-231-2615

                  Section 11. Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower from any such provision shall in any event be effective unless the same shall be in writing and signed by the Bank and the Participating Bank. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 12. No Waiver; Remedies. No failure on the part of the Bank or the Participating Bank to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right nor shall any single or partial exercise of any right under this Agreement preclude any other further exercise of such right or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law or available in equity.


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                  Section 13. Severability. Any provision of this Agreement
which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting any validity, enforceability or legality of such provision in any other jurisdiction.

                  Section 14. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 15. Counterparts. This Agreement may be signed by any number of counterpart copies, but all such copies shall constitute one and the same instrument.

                  Section 16. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State, excluding its conflict of laws rules. The Borrower hereby agrees to the jurisdiction of any state or federal court located within the county where the Bank's office indicated above is situated, or such other venue as the Bank chooses, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrower at the Borrower's address set forth herein for notices and service so made will be deemed to be completed on the Business Day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Bank from bringing any action or exercising any rights against any security or against the Borrower individually, or against any property of the Borrower within any other state or nation to enforce any award or judgment obtained in the venue provided above, or such other venue as the Bank chooses. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

                  Section 17. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY SUCH DOCUMENTS OR OTHERWISE AND THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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                  WITNESS the due execution hereof on the day and year first above written intending to be legally bound.



ATTEST:                                    NEOSE TECHNOLOGIES, INC.


By /s/ Brian Davis                         By /s/ P. Sherrill Neff
   --------------------------------           ---------------------------------

Title Secretary                            Title President and CFO
      -----------------------------              ------------------------------



JEFFERSON BANK                             CORESTATES BANK, N.A.


By Kenneth R. Frappier                     By /s/ Wade Johnson
   --------------------------------           ---------------------------------

Title Senior VP                            Title Vice President
      -----------------------------              ------------------------------



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